Exhibit 23(b)




                                                               ARTHUR ANDERSEN




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accounts, we hereby consent to the incorporation by reference in this registration statement of our report dated February 2, 2001 included or incorporated by reference in CMS Energy Corporation's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


/s/Arthur Andersen LLP



Detroit, Michigan
March 23, 2001